Exhibit 10.28

NINTH AMENDMENT TO THE

DYNEGY INC. 401(k) SAVINGS PLAN

WHEREAS, Dynegy Inc. (the “Company”), has established and maintains the Dynegy Inc. 401(k) Savings Plan (the “Plan”); and

WHEREAS, the Company desires to amend the Plan;

NOW, THEREFORE, the Plan shall be, and hereby is, amended as follows, effective as hereinafter provided:

I.

Effective January 1, 2006, Section 17.3 of the Plan is hereby amended by adding the following to the end thereof:

“The Plan and Trust may accept, with the Committee’s prior approval, a direct transfer of the assets and liabilities attributable to a participant’s account balance in another qualified plan (described in section 401(a) of the Code), in accordance with the requirements of section 414(l) of the Code.”

II.

Except as modified herein, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has caused this Amendment to the Plan to be executed this 21 day of December, 2006, effective as hereinbefore provided.

DYNEGY INC.

By:	/s/ Julius Cox
Julius Cox
Title:	BPC Chairman